UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2020

O’Reilly Automotive, Inc.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction	Commission file	(I.R.S. Employer
of incorporation or organization)	number	Identification No.)

233 South Patterson Avenue

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock $0.01 par value	ORLY	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, at O’Reilly Automotive, Inc.’s (the “Company”) 2020 Annual Meeting of Shareholders held on May 14, 2020, the shareholders of the Company approved amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to reduce the stock ownership required for shareholders to call a special meeting and to delete unnecessary and outdated language related to classification of the Board and to reflect other non-substantive revisions.  The Second Amended and Restated Articles of Incorporation became effective with the Secretary of State of Missouri on May 19, 2020.  To implement the amendments to the Articles of Incorporation, the Board also previously approved conforming amendments to the Company’s Third Amended and Restated Bylaws (the “Bylaws”) to reduce the stock ownership required for shareholders to call a special meeting and to rename the Company’s Third Amended and Restated Bylaws to the Company’s Fourth Amended and Restated Bylaws, contingent upon shareholder approval and implementation of the amendments to the Articles of Incorporation.   The Fourth Amended and Restated Bylaws were previously filed on Form 8-K on May 20, 2020, but are being re-filed with the date May 19, 2020, the date of the effectiveness of the Second Amended and Restated Articles of Incorporation.  This revision to the date is the only change to the bylaws from the version previously filed on May 20, 2020.

The foregoing summary of the amendments to the Articles of Incorporation and Bylaws set forth under this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Articles of Incorporation and the Fourth Amended and Restated Bylaws and marked versions to show the amendments, which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Articles of Incorporation of O’Reilly Automotive, Inc., effective May 19, 2020.
3.2	Second Amended and Restated Articles of Incorporation of O’Reilly Automotive, Inc., marked to show amendments effective May 19, 2020.
3.3	Fourth Amended and Restated Bylaws of O’Reilly Automotive, Inc., dated as of May 19, 2020.
3.4	Fourth Amended and Restated Bylaws of O’Reilly Automotive, Inc., marked to show amendments effective as of May 19, 2020.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)